UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  DC   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Willdan Group, Inc. (the “Company”) previously approved amending and restating the Willdan Group, Inc. 2008 Performance Incentive Plan (the “2008 Plan”), subject to stockholder approval of the amendments to the 2008 Plan.  As disclosed in Item 5.07 of this Form 8-K, the Company’s stockholders have approved the amendments to the 2008 Plan.

The following summary of the amendments to the 2008 Plan is qualified in its entirety by reference to the text of the 2008 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Among other things, the 2008 Plan reflects amendments to (i) increase the number of shares of the Company’s common stock (the “Common Stock”) available for award grants under the 2008 Plan by 875,000 shares, so that the new aggregate share limit for the 2008 Plan is 2,711,167 shares (plus shares subject to options granted under the Company’s 2006 Stock Incentive Plan which expire or are cancelled or terminated); (ii) extend the Company’s authority to grant awards under the 2008 Plan intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the U.S. Internal Revenue Code through the 2022 annual meeting of stockholders and increase the separate limits on the maximum number of shares subject to performance-based awards and stock options and stock appreciation rights granted to one employee in any one calendar year by 100,000 shares to 300,000 shares; (iii) extend the term of the 2008 Plan to April 17, 2027; and (iv) provide that all awards granted under the 2008 Plan will be subject to a minimum vesting requirement of one year (provided that the minimum vesting requirement will not apply to 5% of the total number of shares available under the 2008 Plan and does not limit the Board’s discretion to accelerate awards).

The Board also previously approved amending and restating the Willdan Group, Inc. 2006 Employee Stock Purchase Plan (the “ESPP”), subject to stockholder approval of the amendments to the ESPP.  As disclosed in Item 5.07 of this Form 8-K, the Company’s stockholders have approved the amendments to the ESPP.

The following summary of the amendments to the ESPP is qualified in its entirety by reference to the text of the ESPP, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Among other things, the ESPP reflects amendments to increase the number of shares of Common Stock authorized for issuance under the ESPP by 825,000 shares, so that the new aggregate share limit for the ESPP is 1,125,000 shares.

Item 5.07.             Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders (“Annual Meeting”) on June 8, 2017. At the Annual Meeting, five proposals, which are described in detail in the Company’s definitive proxy statement dated April 18, 2017 for the Annual Meeting (the “Proxy Statement”), were submitted to a vote of the stockholders. The stockholders voted to (i) elect the nine director nominees named in the Proxy Statement; (ii) ratify the appointment of the Company’s independent registered public accounting firm, KPMG LLP (“KPMG”); (iii) approve the non-binding resolution approving the Company’s executive compensation; (iv) approve an amendment to the 2008 Plan; and (v) approve an amendment to the ESPP.

The total number of shares present in person or by proxy was equal to 74.3% of the total shares issued and outstanding, thereby constituting a quorum for the purpose of the Annual Meeting. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.

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The results of the vote for each proposal were as follows:

Proposal 1

Each individual listed below was elected to serve on the Board until the next annual meeting of stockholders and until his respective successor is elected and qualified, or until his earlier resignation or removal.

	For	Withheld	Broker Non-Vote
Thomas D. Brisbin	1,904,754	1,923,179	2,529,806
Keith W. Renken	3,543,122	284,811	2,529,806
Steven A. Cohen	2,197,653	1,630,280	2,529,806
Raymond W. Holdsworth	3,415,100	412,833	2,529,806
Douglas J. McEachern	3,353,103	474,830	2,529,806
Dennis V. McGinn	3,687,321	140,612	2,529,806
Curtis S. Probst	3,688,737	139,196	2,529,806
Mohammed Shahidehpour	3,234,474	593,459	2,529,806
Win Westfall	1,625,695	2,202,238	2,529,806

Proposal 2

Ratification of the Board’s appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2017.

For	Against	Abstain	Broker Non-Vote
6,254,796	73,192	29,751	-

Proposal 3

Approval of the non-binding advisory resolution approving the Company’s executive compensation.

For	Against	Abstain	Broker Non-Vote
3,369,695	174,913	283,325	2,529,806

Proposal 4

Approval of an amendment to the 2008 Plan.

For	Against	Abstain	Broker Non-Vote
2,973,750	787,765	66,418	2,529,806

Proposal 5

Approval of an amendment to the ESPP.

For	Against	Abstain	Broker Non-Vote
3,634,832	182,133	10,968	2,529,806

Item 8.01Other Events

On June 7, 2017, at a regularly scheduled Board meeting, Mr. Thomas D. Brisbin announced that he will no longer serve as an ex officio member of the Company’s Audit, Compensation, Nominating and Governance and Strategy, Mergers and Acquisitions Committees. Mr. Brisbin will continue to serve as the Company’s Chief Executive Officer and the Chairman of the Board.

Additionally, the Company hereby clarifies that Dr. Steven A. Cohen has not been an advisor to Willdan Energy Solutions, nor has he received any fees or compensation other than in his role as a director of the Company, since his appointment to the Board in April 2015.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit NumberDescription

10.1Willdan Group, Inc. Amended and Restated 2008 Performance Incentive Plan.

10.2Willdan Group, Inc. Amended and Restated 2006 Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: June 9, 2017	By:	/s/ Stacy B. McLaughlin
Stacy B. McLaughlin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

10.1	Willdan Group, Inc. Amended and Restated 2008 Performance Incentive Plan.
10.2	Willdan Group, Inc. Amended and Restated 2006 Employee Stock Purchase Plan.

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